Exhibit 10.10

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 9, 2022, by and among CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”), and Lehigh Gas Wholesale Services, Inc., a Delaware corporation (“Services”, and, together with the Partnership, the “Borrowers”), the Guarantors party hereto, Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Credit Agreement, dated as of April 1, 2019 (as amended by that certain First Amendment to Credit Agreement dated as of November 19, 2019, as further amended by that certain Second Amendment to Credit Agreement dated as of July 28, 2021 and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
1.1.
Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“CSS Acquisition” means the Acquisition of certain assets of Community Service Stations, Inc. (“CSS”) pursuant to that certain Asset Purchase Agreement, dated as of August 23, 2022, among CSS, as seller, and LGP Realty Holdings LP, Lehigh Gas Wholesale LLC, and Services, as buyers.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

1.2.
Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Specified Acquisition” means the Initial Drop Down, the CSS Acquisition and any Acquisition made by the Borrowers or any of their Restricted Subsidiaries in which the Acquisition Consideration therefor exceeds $30,000,000.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.3.
The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “one, two, three or six months” therein with the words “one, three or six months”.

1.4.
Section 5.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.24 Affected Financial Institutions. Neither of the Borrowers nor any Guarantor is an Affected Financial Institution.

1.5.
Section 9.07 of the Credit Agreement is hereby amended by adding the following to the end thereof:

Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial loans, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, is experienced in making, acquiring or holding such commercial loans.

1.6.
Section 10.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if required by Law:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority.
1.7.
Article X of the Credit Agreement is hereby amended to add a new Section 10.26 as follows:

10.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and

Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 10.26, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 2.
Specified Acquisition Period. The Borrowers hereby notify the Administrative Agent and the Lenders of their election pursuant to Section 6.02(i) of the Credit Agreement to have a Specified Acquisition Period apply with respect to the CSS Acquisition.
SECTION 3.
Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are satisfied and/or waived, the “Amendment Effective Date”):
3.1.
the Administrative Agent (or its counsel) shall have received a duly executed and delivered counterpart of this Amendment signed by each Borrower and each other Loan Party party hereto;
3.2.
this Amendment shall have been executed and delivered by the Administrative Agent and Lenders constituting the Required Lenders;
3.3.
the representations and warranties in Section 4 hereof and in the Loan Documents shall be true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date);
3.4.
at the time of and immediately after giving effect to the effectiveness of this Amendment, no Event of Default shall have occurred or be continuing;
3.5.
the CSS Acquisition shall have been, or shall substantially concurrently with the effectiveness of this Amendment be, consummated and shall constitute a Permitted Acquisition, and the Borrowers shall have delivered to the Administrative Agent an officer’s certificate certifying as to the satisfaction of clauses (i) through (vi) of the definition of “Permitted Acquisition”;
3.6.
the Borrowers shall have paid to Citizens, as lead arranger of the amendments contemplated hereby, and each of the Lenders executing this Amendment on or prior to the Amendment Effective Date, such arrangement and consent fees as Citizens and such Lenders shall have agreed with the Borrowers; and
3.7.
the Borrowers shall have paid all reasonable and documented out-of-pocket legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, and for which it has received invoices at least one (1) Business Day prior to the Amendment Effective Date.
SECTION 4.
Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrowers and each other Loan Party party hereto hereby represent and warrant to the Administrative Agent and each Lender as follows:
4.1.
Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment and all documents and instruments delivered in connection herewith. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of such Loan Party.

4.2.
This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law).

4.3.
No consent or authorization of, or filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any documents and instruments delivered in connection herewith, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4.
On the Amendment Effective Date, both at the time of and immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

SECTION 5.
Reference to and Effect upon the Credit Agreement.
5.1.
Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrowers and the other Loan Parties party hereto hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

5.2.
The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

5.3.
From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 6.
Incorporation by Reference. The terms and provisions of Sections 10.10 (Counterparts; Integration; Signature), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

SECTION 7.
Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 8.
Reaffirmation. Each of the Loan Parties as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (ii) to the extent such Loan Party granted to the Administrative Agent, for the benefit of the Secured Parties, liens on or a security interest in any of its property pursuant to any Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms its grant of security interests and liens and guarantee under the Loan Documents, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter secure all of the Obligations as amended hereby, to the extent set forth in the applicable Loan Documents. Each of the Loan Parties hereby consents to this Amendment and acknowledges that, except as amended by this Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically amended hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

PARTNERSHIP:

CROSSAMERICA PARTNERS LP
By: CrossAmerica GP LLC, its general partner

By: /s/ Maura Topper

Name: Maura Topper

Title: Chief Financial Officer

SERVICES:

LEHIGH GAS WHOLESALE SERVICES, INC.

By: /s/ Maura Topper

Name: Maura Topper

Title: Chief Financial Officer

GUARANTORS:

LGP OPERATIONS LLC,

LEHIGH GAS WHOLESALE LLC,
EXPRESS LANE, INC.,
LGP REALTY HOLDINGS GP LLC,

MINNESOTA NICE HOLDINGS INC.,
ERICKSON OIL PRODUCTS, INC.,

FREEDOM VALU CENTERS, INC.,

PETROLEUM MARKETERS, INCORPORATED,

PM PROPERTIES, INC.,

CAP OPERATIONS, INC.,

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

880258.02-LACSR02A - MSW

NAI-1533411391v6

NTI DROP DOWN ONE, LLC, NTI DROP DOWN TWO, LLC, M & J OPERATIONS, LLC, CAP WEST VIRGINIA HOLDINGS, LLC
By:	/s/ Maura Topper
	Name:	Maura Topper
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

880258.02-LACSR02A - MSW

NAI-1533411391v6

LGP REALTY HOLDINGS LP
By: LGP Realty Holdings GP LLC,
its general partner

By:	/s/ Maura Topper
	Name:	Maura Topper
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

880258.02-LACSR02A - MSW

NAI-1533411391v6

Administrative AGENT:

CITIZENS BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Cynthia Matje

Name: Cynthia Matje

Title: Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Barclays Bank PLC,
as a Lender

By: /s/ Craig Malloy

Name: Craig Malloy

Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Capital One, National Association,
as a Lender

By: /s/ Gabrielle Uzdin

Name: Gabrielle Uzdin

Title: Duly Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Fifth Third Bank, N.A.,
as a Lender

By: /s/ Mike Ross

Name: Mike Ross

Title: Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ Jason R. Williams

Name: Jason R. Williams

Title: Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: KeyBank National Association,
as a Lender

By: /s/ Eric W. Domin

Name: Eric W. Domin

Title: VP

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Manufacturers and Traders Trust Company,
as a Lender

By: /s/ Michael Zile

Name: Michael Zile

Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Raymond James Bank,
as a Lender

By: /s/ Mark Specht

Name: Mark Specht

Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Wells Fargo Bank, National Association,
as a Lender

By: /s/ Denise Crouch

Name: Denise Crouch

Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]